LORD ABBETT SERIES FUND, INC.

Mid Cap Stock Portfolio

Supplement dated September 14, 2020 to the

Prospectus and Statement of Additional Information dated May 1, 2020

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 7 of the prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Eli Rabinowich, Portfolio Manager	2018
Jeff D. Diamond, Portfolio Manager	2008
John C. Hardy, Portfolio Manager	2020

The following paragraph replaces the second paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 18 of the prospectus:

Eli Rabinowich, Portfolio Manager, heads the Fund’s team. Mr. Rabinowich joined Lord Abbett in 2018. Mr. Rabinowich was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from 2004 to 2018. Assisting Mr. Rabinowich are Jeff D. Diamond, Portfolio Manager, and John C. Hardy, Portfolio Manager. Messrs. Diamond and Hardy joined Lord Abbett in 2007 and 2011, respectively. Messrs. Rabinowich, Diamond, and Hardy are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Other Accounts Managed” on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Mid Cap Stock Portfolio[1]
Eli Rabinowich	8	3,103.8	1	78.8	1,724	1,345.7[2]
Jeff D. Diamond	5	1,735.4	0	0	1,716	989.0[2]

1 John C. Hardy was added to the Fund effective September 14, 2020 and his other accounts managed will be reported in a future filing.

2 Includes $571.5 million for which Lord Abbett provides investment models to managed account sponsors.

Please retain this document for your future reference.